EXHIBIT 32.01

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Delta and Pine Land Company and subsidiaries ("D&PL") on Form 10-Q for the period ended February 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Thomas Jagodinski, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of D&PL.

Date: April 9, 2007

/s/ W. Thomas Jagodinski
-------------------------
W. Thomas Jagodinski
President, Chief Executive Officer and Director
(Principal Executive Officer)